Supplement to the
Fidelity® Select Portfolios®
Consumer Discretionary Sector
April 28, 2012
Prospectus

The following information replaces similar information found in the Construction and Housing Portfolio "Fund Summary" section under the heading "Portfolio Manager(s)" on page 7.

Holger Boerner (portfolio manager) has managed the fund since January 2012.

The following information replaces similar information found in the Multimedia Portfolio "Fund Summary" section under the heading "Portfolio Manager(s)" on page 16.

Nidhi Gupta (portfolio manager) has managed the fund since January 2013.

The following information replaces the biographical information for Holger Boerner and Daniel Kelley found in the "Fund Management" section on page 30.

Holger Boerner is portfolio manager of Construction and Housing Portfolio, which he has managed since January 2012. Since joining Fidelity Investments in 2006, Mr. Boerner has worked as a research analyst and portfolio manager.

The following information replaces the biographical information for Kristina Salen found in the "Fund Management" section on page 30.

Nidhi Gupta is portfolio manager of Multimedia Portfolio, which she has managed since January 2013. Since joining Fidelity Investments in 2008, she has worked as an equity research analyst and portfolio manager.

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